UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22350

Global Opportunities Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Global Opportunities Portfolio

April 30, 2013

Consolidated Portfolio of Investments (Unaudited)

Mortgage Pass-Throughs — 15.0%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
2.895%, with maturity at 2035(1)	$1,592,594	$1,698,658
4.317%, with maturity at 2030(1)	664,238	732,546
6.50%, with maturity at 2030	4,713,665	5,448,819
7.00%, with various maturities to 2035	7,167,342	8,508,562
7.50%, with maturity at 2034	2,121,235	2,630,799
8.00%, with maturity at 2026	1,643,309	1,905,383

		$20,924,767

Federal National Mortgage Association:
3.794%, with maturity at 2035(1)	$1,771,512	$1,947,043
4.075%, with maturity at 2035(1)	3,794,094	4,174,777
6.00%, with various maturities to 2032	1,811,309	1,993,168
6.50%, with various maturities to 2029	6,505,042	7,444,773
7.00%, with various maturities to 2036	13,175,943	15,256,018
7.50%, with maturity at 2035	11,791,451	14,241,078
8.50%, with maturity at 2032	747,883	921,435
9.50%, with maturity at 2020	2,230,182	2,718,641

		$48,696,933

Government National Mortgage Association:
7.00%, with various maturities to 2035	$22,822,851	$27,636,730
7.50%, with various maturities to 2022	2,425,526	2,868,643

		$30,505,373

Total Mortgage Pass-Throughs (identified cost $91,280,912)		$100,127,073

Collateralized Mortgage Obligations — 8.9%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$436,057	$512,318
Series 2631, (Interest Only), Class DS, 6.901%, 6/15/33(2)(3)	12,037,703	1,695,833
Series 2953, (Interest Only), Class LS, 6.501%, 12/15/34(2)(3)	12,376,526	1,438,013
Series 2956, (Interest Only), Class SL, 6.801%, 6/15/32(2)(3)	5,503,722	951,270
Series 3114, (Interest Only), Class TS, 6.451%, 9/15/30(2)(3)	16,315,537	3,115,527
Series 3153, (Interest Only), Class JI, 6.421%, 5/15/36(2)(3)	11,031,831	1,820,959
Series 3423, (Interest Only), Class SN, 5.931%, 3/15/38(2)(3)	21,029,012	2,802,201

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4163, (Interest Only), Class GS, 6.001%, 11/15/32(2)(3)	$7,928,031	$1,784,069
Series 4169, (Interest Only), Class AS, 6.051%, 2/15/33(2)(3)	13,876,882	2,971,095
Series 4182, (Interest Only), Class GI, 3.00%, 1/15/43(2)	9,968,995	1,176,302

		$18,267,587

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$770,572	$883,313
Series 2004-46, (Interest Only), Class SI, 5.80%, 5/25/34(2)(3)	16,334,913	2,611,424
Series 2005-17, (Interest Only), Class SA, 6.50%, 3/25/35(2)(3)	6,933,013	1,595,081
Series 2005-105, (Interest Only), Class S, 6.50%, 12/25/35(2)(3)	8,325,265	1,328,015
Series 2006-44, (Interest Only), Class IS, 6.40%, 6/25/36(2)(3)	7,465,999	1,040,929
Series 2006-65, (Interest Only), Class PS, 7.02%, 7/25/36(2)(3)	7,534,310	1,285,535
Series 2006-96, (Interest Only), Class SN, 7.00%, 10/25/36(2)(3)	9,583,774	1,764,214
Series 2006-104, (Interest Only), Class SD, 6.44%, 11/25/36(2)(3)	6,838,220	1,282,392
Series 2006-104, (Interest Only), Class SE, 6.43%, 11/25/36(2)(3)	4,558,813	856,236
Series 2007-50, (Interest Only), Class LS, 6.25%, 6/25/37(2)(3)	14,640,105	1,704,833
Series 2008-26, (Interest Only), Class SA, 6.00%, 4/25/38(2)(3)	14,506,241	2,098,936
Series 2008-61, (Interest Only), Class S, 5.90%, 7/25/38(2)(3)	18,848,324	3,372,664
Series 2009-62, Class WA, 5.553%, 8/25/39(4)	5,279,009	6,050,841
Series 2010-67, (Interest Only), Class SC, 5.60%, 6/25/40(2)(3)	12,734,899	1,451,776
Series 2012-150, (Interest Only), Class PS, 5.95%, 1/25/43(2)(3)	19,756,010	4,242,901
Series 2012-150, (Interest Only), Class SK, 5.95%, 1/25/43(2)(3)	8,870,256	1,901,375
Series 2013-23, (Interest Only), Class CS, 6.05%, 3/25/33(2)(3)	12,887,330	2,944,407
Series G94-7, Class PJ, 7.50%, 5/17/24	1,091,212	1,284,544

		$37,699,416

1	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount	Value

Government National Mortgage Association:
Series 2009-87, (Interest Only), Class SI, 6.551%, 2/20/35(2)(3)	$10,748,171	$1,839,125
Series 2010-4, (Interest Only), Class SK, 6.001%, 5/20/35(2)(3)	6,428,028	1,252,583

		$3,091,708

Total Collateralized Mortgage Obligations (identified cost $59,273,492)		$59,058,711

U.S. Government Agency Obligations — 9.5%

Security	Principal Amount	Value
Federal Home Loan Bank:
5.365%, 9/9/24	$3,300,000	$4,329,085
5.375%, 9/30/22(5)	8,300,000	10,857,803
5.375%, 8/15/24	2,700,000	3,607,297
5.75%, 6/12/26	8,150,000	11,229,844

		$30,024,029

United States Agency for International Development — Israel:
5.50%, 12/4/23	$5,000,000	$6,590,430
5.50%, 4/26/24	20,000,000	26,503,480

		$33,093,910

Total U.S. Government Agency Obligations (identified cost $51,682,171)		$63,117,939

Corporate Bonds & Notes — 10.5%

Security	Principal Amount	Value

Computers — 3.6%
Dell, Inc., 5.40%, 9/10/40	$25,999,000	$21,957,533
Dell, Inc., 6.50%, 4/15/38	2,000,000	1,951,970

		$23,909,503

Mining — 2.6%
Alcoa, Inc., 5.95%, 2/1/37	$17,000,000	$17,151,606

		$17,151,606

Retail — 1.4%
JC Penney Corp., Inc., 6.375%, 10/15/36	$5,228,000	$4,215,075
JC Penney Corp., Inc., 7.40%, 4/1/37	6,250,000	5,273,438

		$9,488,513

Security		Principal Amount	Value

Semiconductors — 2.9%
Advanced Micro Devices, Inc., 7.50%, 8/15/22(6)		$4,160,000	$4,004,000
Advanced Micro Devices, Inc., 7.75%, 8/1/20		15,245,000	15,016,325

			$19,020,325

Total Corporate Bonds & Notes (identified cost $67,959,954)			$69,569,947

Foreign Government Bonds — 1.7%

Security	Principal Amount (000’s omitted)		Value

Serbia — 1.7%
Serbia Treasury Bond, 10.00%, 1/10/15	RSD	653,320	$7,795,153
Serbia Treasury Bond, 10.00%, 3/1/15	RSD	250,000	2,979,082
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	58,680	691,249

Total Foreign Government Bonds (identified cost $10,839,689)			$11,465,484

Convertible Bonds — 1.0%

Security		Principal Amount	Value

Semiconductors — 1.0%
Micron Technology, Inc., Series A, 1.50%, 8/1/31		$1,000,000	$1,133,750
Micron Technology, Inc., Series B, 1.875%, 8/1/31		4,500,000	5,101,875

Total Convertible Bonds (identified cost $5,723,278)			$6,235,625

Common Stocks — 8.7%

Security		Shares	Value

Chemicals — 2.9%
LyondellBasell Industries N.V., Class A		155,000	$9,408,500
PPG Industries, Inc.		66,000	9,711,240

			$19,119,740

Oil & Gas — 2.7%
Marathon Oil Corp.		265,000	$8,657,550
Occidental Petroleum Corp.		108,000	9,640,080

			$18,297,630

2	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Semiconductors — 3.1%
Applied Materials, Inc.	685,000	$9,939,350
Intel Corp.	445,000	10,657,750

		$20,597,100

Total Common Stocks (identified cost $53,796,451)		$58,014,470

Convertible Preferred Stocks — 1.1%

Security	Shares	Value
Lucent Technologies Capital Trust I, 7.75%	8,000	$7,560,000

Total Convertible Preferred Stocks (identified cost $7,253,750)		$7,560,000

Precious Metals — 17.9%

Description	Troy Ounces	Value
Gold(7)	59,597	$87,965,620
Platinum(7)	20,700	31,158,692

Total Precious Metals (identified cost $119,217,638)		$119,124,312

Interest Rate Swaptions — 0.4%

Description	Counterparty	Expiration Date	Notional Amount	Value

Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Citibank NA	2/28/17	$52,500,000	$1,234,117
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Credit Suisse International	2/28/17	52,500,000	1,234,118

Total Interest Rate Swaptions (identified cost $5,071,500)				$2,468,235

Short-Term Investments — 23.9%

Foreign Government Securities — 12.1%

Security		Principal Amount (000’s omitted)	Value

Malaysia — 3.2%
Bank Negara Monetary Note, 0.00%, 5/9/13	MYR	17,472	$5,739,478
Bank Negara Monetary Note, 0.00%, 7/9/13	MYR	28,985	9,475,586

Security		Principal Amount (000’s omitted)	Value

Malaysia (continued)
Bank Negara Monetary Note, 0.00%, 7/16/13	MYR	6,054	$1,978,062
Bank Negara Monetary Note, 0.00%, 10/22/13	MYR	8,373	2,714,910
Bank Negara Monetary Note, 0.00%, 11/12/13	MYR	4,402	1,425,141

Total Malaysia			$21,333,177

Nigeria — 2.7%
Nigeria Treasury Bill, 0.00%, 11/21/13	NGN	3,057,000	$18,059,432

Total Nigeria			$18,059,432

Serbia — 0.7%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	138,090	$1,527,501
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	317,000	3,471,388

Total Serbia			$4,998,889

Sri Lanka — 5.5%
Sri Lanka Treasury Bill, 0.00%, 11/15/13	LKR	1,241,080	$9,275,181
Sri Lanka Treasury Bill, 0.00%, 11/29/13	LKR	761,730	5,668,998
Sri Lanka Treasury Bill, 0.00%, 2/28/14	LKR	149,770	1,083,217
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	1,646,800	11,884,032
Sri Lanka Treasury Bill, 0.00%, 4/11/14	LKR	681,820	4,866,887
Sri Lanka Treasury Bill, 0.00%, 4/18/14	LKR	439,850	3,132,998
Sri Lanka Treasury Bill, 0.00%, 4/25/14	LKR	55,780	396,472

Total Sri Lanka			$36,307,785

Total Foreign Government Securities (identified cost $79,952,328)			$80,699,283

U.S. Treasury Obligations — 0.7%

Security		Principal Amount	Value

U.S. Treasury Bill, 0.00%, 6/20/13(5)		$4,500,000	$4,499,860

Total U.S. Treasury Obligations (identified cost $4,499,511)			$4,499,860

3	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Portfolio of Investments (Unaudited) — continued

Other — 11.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.10%(8)	$73,769	$73,769,355

Total Other (identified cost $73,769,355)		$73,769,355

Total Short-Term Investments (identified cost $158,221,194)		$158,968,498

Total Investments — 98.6% (identified cost $630,320,029)		$655,710,294

Other Assets, Less Liabilities — 1.4%		$9,291,667

Net Assets — 100.0%		$665,001,961

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

LKR	–	Sri Lankan Rupee
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
RSD	–	Serbian Dinar

(1)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2013.

(2)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(3)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2013.

(4)	Weighted average fixed-rate coupon that changes/updates monthly.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2013, the aggregate value of these securities is $4,004,000 or 0.6% of the Portfolio’s net assets.

(7)	Non-income producing.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2013.

4	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $437,333,036)	$462,816,627
Affiliated investment, at value (identified cost, $73,769,355)	73,769,355
Precious metals, at value (identified cost, $119,217,638)	119,124,312
Total Investments, at value (identified cost, $630,320,029)	$655,710,294
Cash	$4,952,576
Restricted cash*	320,000
Deposits at broker for open swap contracts	1,113,649
Foreign currency, at value (identified cost, $1,437,663)	1,448,841
Interest receivable	2,631,512
Interest receivable from affiliated investment	6,223
Receivable for variation margin on open swap contracts	224,984
Receivable for investments sold	45,352
Receivable for open forward foreign currency exchange contracts	1,125,094
Premium paid on open swap contracts	1,492,892
Total assets	$669,071,417

Liabilities
Cash collateral due to broker	$320,000
Payable for investments purchased	396,237
Payable for open forward foreign currency exchange contracts	2,913,659
Payable to affiliates:
Investment adviser fee	330,421
Trustees’ fees	1,728
Accrued expenses	107,411
Total liabilities	$4,069,456
Net Assets applicable to investors’ interest in Portfolio	$665,001,961

Sources of Net Assets
Investors’ capital	$639,486,373
Net unrealized appreciation	25,515,588
Total	$665,001,961

*	Represents restricted cash pledged for the benefit of the Portfolio for open derivative contracts.

5	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2013
Interest	$10,280,253
Dividends	224,120
Interest allocated from affiliated investment	42,478
Expenses allocated from affiliated investment	(4,153)
Total investment income	$10,542,698

Expenses
Investment adviser fee	$1,780,863
Trustees’ fees and expenses	10,535
Custodian fee	234,753
Legal and accounting services	57,944
Miscellaneous	10,541
Total expenses	$2,094,636
Deduct —
Reduction of custodian fee	$1,657
Total expense reductions	$1,657

Net expenses	$2,092,979

Net investment income	$8,449,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $678,139 from precious metals)	$707,751
Investment transactions allocated from affiliated investment	1,297
Swap contracts	8,554,405
Foreign currency and forward foreign currency exchange contract transactions	7,313,481
Net realized gain	$16,576,934
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $19,238,177 from precious metals)	$(14,957,094)
Swap contracts	1,838,892
Foreign currency and forward foreign currency exchange contracts	(5,492,129)
Net change in unrealized appreciation (depreciation)	$(18,610,331)

Net realized and unrealized loss	$(2,033,397)

Net increase in net assets from operations	$6,416,322

6	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
From operations —
Net investment income	$8,449,719	$9,477,608
Net realized gain from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	16,576,934	11,747,543
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(18,610,331)	2,384,036
Net increase in net assets from operations	$6,416,322	$23,609,187
Capital transactions —
Contributions	$189,756,873	$43,700,424
Withdrawals	(50,000,000)	(70,496,153)
Net increase (decrease) in net assets from capital transactions	$139,756,873	$(26,795,729)

Net increase (decrease) in net assets	$146,173,195	$(3,186,542)

Net Assets
At beginning of period	$518,828,766	$522,015,308
At end of period	$665,001,961	$518,828,766

7	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Consolidated Supplementary Data

Ratios/Supplemental Data	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.72	%(3)	0.75%	0.73%	0.72	%(3)
Net investment income	2.90	%(3)	1.92%	2.35%	2.45	%(3)
Portfolio Turnover	43	%(4)	17%	10%	18	%(4)

Total Return	1.04	%(4)	5.00%	6.69%	3.10	%(4)

Net assets, end of period (000’s omitted)	$665,002		$518,829	$522,015	$407,387

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

8	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2013, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 84.1% and 15.9%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at April 30, 2013 were $125,176,292 or 18.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or

9

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of April 30, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the

10

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

K  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

L  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2013 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the six months ended April 30, 2013, the Portfolio’s investment adviser fee amounted to $1,780,863 or 0.612% (annualized) of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

11

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the six months ended April 30, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$298,916,102	$172,543,441
U.S. Government and Agency Securities	36,218,514	11,239,223

	$335,134,616	$183,782,664

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$632,486,894

Gross unrealized appreciation	$31,161,531
Gross unrealized depreciation	(7,938,131)

Net unrealized appreciation	$23,223,400

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Depreciation

5/13/13	Japanese Yen 2,011,160,000	United States Dollar 20,495,716	Goldman Sachs International	$(135,798)
6/10/13	Euro 59,887,218	United States Dollar 77,845,298	Bank of America	(1,042,544)
6/21/13	Euro 3,215,522	United States Dollar 4,108,473	State Street Bank and Trust Co.	(127,568)
6/21/13	Euro 55,396,711	United States Dollar 71,370,353	State Street Bank and Trust Co.	(1,607,749)

				$(2,913,659)

12

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation

5/6/13	Philippine Peso 697,420,000	United States Dollar 16,934,246	JPMorgan Chase Bank	$10,646
5/20/13	Euro 525,180	United States Dollar 682,471	Goldman Sachs International	9,240
5/20/13	South Korean Won 18,322,000,000	United States Dollar 16,430,519	Barclays Bank PLC	202,870
5/22/13	Indian Rupee 477,362,075	United States Dollar 8,813,549	JPMorgan Chase Bank	47,000
5/22/13	Indian Rupee 474,468,925	United States Dollar 8,761,750	Standard Chartered Bank	45,098
5/22/13	Mexican Peso 198,170,000	United States Dollar 16,084,836	HSBC Bank USA	210,092
5/22/13	Yuan Offshore Renminbi 99,222,000	United States Dollar 15,840,038	Australia and New Zealand Banking Group Limited	247,842
5/22/13	Yuan Offshore Renminbi 111,673,000	United States Dollar 17,829,169	Standard Chartered Bank	277,519
6/13/13	Serbian Dinar 58,399,928	Euro 520,359	Citibank NA	3,137
7/22/13	Yuan Offshore Renminbi 71,310,000	United States Dollar 11,499,758	BNP Paribas SA	36,111
7/22/13	Yuan Offshore Renminbi 67,745,000	United States Dollar 10,923,618	Citibank NA	35,539

				$1,125,094

Centrally Cleared Credit Default Swaps—Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Paid	Net Unrealized Appreciation

Markit CDX North America High Yield Index	ICE Clear Credit	$37,260	5.00	%(1)	6/20/18	3.63%	$2,514,131	$(1,109,339)	$1,404,792
Markit CDX North America High Yield Index	ICE Clear Credit	13,010	5.00	(1)	6/20/18	3.63	877,854	(383,553)	494,301

Total		$50,270					$3,391,985	$(1,492,892)	$1,899,093

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2013, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $50,270,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular

13

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At April 30, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes interest rate swaptions to enhance total return and/or to seek to hedge against fluctuations in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $2,913,659. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,432,612 at April 30, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, swap contracts (other than centrally cleared swaps) and swaption contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At April 30, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $3,593,329, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,272,793. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At April 30, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $9,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Portfolio is held in a segregated account by the Portfolio’s custodian. The portion of such collateral representing cash is reflected as restricted cash with a corresponding liability on the Statement of Assets and Liabilities. The carrying amount of the liability at April 30, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to brokers would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2013.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Credit default swaps	$1,899,093	(1)	$—
Foreign exchange	Forward foreign currency exchange contracts	1,125,094	(2)	(2,913,659	)(3)
Interest rate	Interest rate swaptions	2,468,235	(4)	—

Total		$5,492,422		$(2,913,659)

Consolidated Statement of Assets and Liabilities location:

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on centrally cleared swap contracts as presented in the Credit Default Swaps table above. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open swap contracts, as applicable. In addition, the upfront payments paid on centrally cleared swaps are reported within the Consolidated Statement of Assets and Liabilities as Premium paid on open swap contracts.

(2)	Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(4)	Securities of unaffiliated issuers, at value.

14

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Credit	Credit default swaps	$8,554,405	(1)	$1,838,892	(2)
Foreign exchange	Forward foreign currency exchange contracts	4,380,970	(3)	(2,574,270	)(4)
Interest rate	Interest rate swaptions	—		(172,830	)(5)

Total		$12,935,375		$(908,208)

Consolidated Statement of Operations location:

(1)	Net realized gain (loss) – Swap contracts.

(2)	Change in unrealized appreciation (depreciation) – Swap contracts.

(3)	Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(4)	Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

(5)	Change in unrealized appreciation (depreciation) – Investments.

The average notional amounts of forward foreign currency exchange contracts, interest rate swaption contracts and swap contracts outstanding during the six months ended April 30, 2013, which are indicative of the volume of these derivative types, were approximately $274,371,000, $105,000,000 and $109,263,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2013.

7  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

15

Global Opportunities Portfolio

April 30, 2013

Notes to Consolidated Financial Statements (Unaudited) — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$100,127,073	$—	$100,127,073
Collateralized Mortgage Obligations	—	59,058,711	—	59,058,711
U.S. Government Agency Obligations	—	63,117,939	—	63,117,939
Corporate Bonds & Notes	—	69,569,947	—	69,569,947
Foreign Government Bonds	—	11,465,484	—	11,465,484
Convertible Bonds	—	6,235,625	—	6,235,625
Common Stocks	58,014,470	—	—	58,014,470
Convertible Preferred Stocks	7,560,000	—	—	7,560,000
Precious Metals	119,124,312	—	—	119,124,312
Interest Rate Swaptions	—	2,468,235	—	2,468,235
Short-Term Investments —
Foreign Government Securities	—	80,699,283	—	80,699,283
U.S. Treasury Obligations	—	4,499,860	—	4,499,860
Other	—	73,769,355	—	73,769,355

Total Investments	$184,698,782	$471,011,512	$—	$655,710,294

Forward Foreign Currency Exchange Contracts	$—	$1,125,094	$—	$1,125,094
Swap Contracts	—	3,391,985	—	3,391,985

Total	$184,698,782	$475,528,591	$—	$660,227,373

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(2,913,659)	$—	$(2,913,659)

Total	$—	$(2,913,659)	$—	$(2,913,659)

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At April 30, 2013, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

16

Global Opportunities Portfolio

April 30, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

17

Global Opportunities Portfolio

April 30, 2013

Board of Trustees’ Contract Approval — continued

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Global Opportunities Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management, including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board considered the abilities and experience of such investment personnel in analyzing factors relevant to investment in a broad range of income securities. The Board noted the Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

18

Global Opportunities Portfolio

April 30, 2013

Board of Trustees’ Contract Approval — continued

Portfolio Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2012 for the Portfolio. The Board concluded that the performance of the Portfolio was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The subsidiary is managed by the Adviser pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Portfolio expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Portfolio currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Portfolio to continue to benefit from economies of scale in the future.

19

Global Opportunities Portfolio

April 30, 2013

Officers and Trustees

Officers of Global Opportunities Portfolio

Eric A. Stein

President

Payson F. Swaffield

Vice President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Global Opportunities Portfolio

Ralph F. Verni

Chairman

Scott E. Eston

Benjamin C. Esty

Thomas E. Faust Jr.*

Allen R. Freedman

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Lynn A. Stout

Harriett Tee Taggart

*	Interested Trustee

20

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Opportunities Portfolio

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: June 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Opportunities Portfolio

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: June 14, 2013

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: June 14, 2013